UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 S Navajo Street Denver, Colorado	80223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01Completion of Acquisition or Disposition of Assets.

Item

On December 19, 2022, TREES Corporation (the “Company”), through a newly-formed subsidiary, completed the acquisition ("Green Man Acquisition”) of substantially all of the assets of GMC, LLC, a Colorado limited liability company (“GMC”). At the closing, the Company delivered to GMC and equity holders thereof an aggregate of cash equal to $1,225,000 together with an aggregate of 4,494,382 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). An additional $1,500,000 in cash will be paid by the Company to GMC and its equity holders in eighteen (18) equal monthly payments equal to $83,333.33 per month commencing on the 12-month anniversary of the closing.

Upon the closing of the Green Man Acquisition, the Company, its newly-formed subsidiary, and Headgate III, LLC, a Colorado limited liability company (“Landlord”) commenced a commercial lease agreement for the location on East Hampden Avenue, Denver, CO where the GMC dispensary is located (“Lease”). The term expires on December 31, 2032 and provides for rent of $10,000 per month for year 1, followed by 4.5% rent increases for each subsequent year of the term. The Lease also provides for an additional aggregate payment by the Company to Landlord of $200,000, payable in 30 equal monthly installments of $6,666.67 commencing upon the commencement date of the Lease. The Lease may be renewed for two additional five-year terms at a lease rate equal to the greater of the last year of the initial term of first extension, or fair market value.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Reference is made to the Company’s Form 8-K filed on October 28, 2022 for a complete description of the Green Man Acquisition, the information of which is incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of Common Stock is incorporated herein by reference. The shares of Common Stock were issued to Sellers in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 9.01Financial Statements and Exhibits.

(a)     Financial Statements of Businesses or Funds Acquired.

Financial statements and pro forma financial statements for GMC will be filed no later than 71 calendar days after the required filing date of this Form 8-K.

(d)Exhibits.

Exhibit No.	Description

10.1	Commercial Lease Agreement dated November 23, 2022 (effective December 19, 2022) by and between Green Man Colorado LLC and Headgate III, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 19, 2022

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer